                                                                   EXHIBIT 10.38

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Registration Rights Agreement (the "Agreement") is entered into as of
                                              ---------
this 27th day of March, 1998 by and among Fountain View, Inc., a Delaware corporation (the "Company"), Heritage Fund II, L.P., Heritage Investors II,
                  -------
L.L.C. and Heritage Fund II Investment Corporation (collectively, "Heritage"),
                                                                   --------
Robert Snukal, Sheila Snukal Keith Abrahams, Stacy Abrahams and Joshua Snukal (collectively, the "Snukals"), William Scott ("Scott"), HFV Holdings, LLC,
                    -------                    -----
Nassau Capital Partners II L.P., NAS Partners I LLC, Paribas North America, Inc., Phoenix Home Life Mutual Insurance Company, PMI Mezzanine Fund, L.P., GS Private Equity Partners, L.P., GS Private Equity Partners Offshore, L.P. and Sutro Investment Partners V, LLC.

                                 Introduction
                                 ------------

     This Agreement is being entered into in connection with the proposed acquisition (the "Acquisition") of Summit Care Corporation ("Summit") by the
                  -----------                                ------
Company.

     This Agreement replaces and supersedes the Registration Rights Agreement entered into by and among the Company, Heritage Fund II Investment Corporation and the certain of the Snukals dated August 1, 1997.

     Certain capitalized terms used herein are defined in Section 4 hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1.  Demand Registration Rights.
     ---------   --------------------------

          (a) At any time, if holders of more than 30% of the Investor Registrable Securities or the Snukal Registrable Securities request the Company to file a registration statement under the Securities Act of 1933, as amended (the "Act"), for a firm commitment underwritten public offering of not less than
      ---
30% of the Investor Registrable Securities or the Snukal Registrable Securities (or any lesser percentage if the anticipated aggregate offering price of such offering, net of underwriting discounts and commissions, exceeds $12,000,000), as the case may be, the Company shall (i) within 10 days notify all holders of Registrable Securities of such request and (ii) use its best efforts to so register under the Act the Investor Registrable Securities or the Snukal Registrable Securities initially requested to be registered and the Registrable Securities of all other holders who request within 20 days after receiving the Company's notice that their Registrable Securities be included therein. Notwithstanding the foregoing, the holders of Snukal Registrable Securities shall not be entitled to initiate a registration under this Section 1 until after the Company's first underwritten public offering of Common Stock (the "IPO"). The Company is
                                                   ---
obligated to effect a maximum of two such demand registrations requested by holders of Investor Registrable Securities and one such demand registrations requested by holders of Snukal Registrable Securities, none of which shall be within the same six-month period.

          (b) If the underwriter managing the offering determines that, because of marketing considerations, all of the Registrable Securities requested to be registered may not be included in the offering, the underwriter may reduce the number of Registrable Securities included therein. Such reduction shall be applied first to shares other than Registrable Securities. In the event the request for registration is made by the holders of the Snukal Registrable Securities, such reduction shall next be applied pro rata among the holders of the Investor Registrable Securities based upon the number of shares requested by each such holder to be included in the registration; if this reduction is insufficient, any remaining reduction shall be applied pro rata among the holders of the Snukal Registrable Securities and Scott Registrable Securities based upon the number of shares requested by each such holder to be included in the registration. In all other events, such reduction shall next be applied pro rata among the Snukal Registrable Securities and Scott Registrable Securities based upon the number of shares requested by each such holder to be included in the registration; if this reduction is insufficient, any remaining reduction shall be applied pro rata among the holders of the Investor Registrable Securities based upon the number of shares requested by each such holder to be included in the registration. If any such reduction results in the inclusion of less than 50% of the Registrable Securities requested to be included therein by the holders that initiated such registration, such registration shall not reduce the number of registrations available to such holders under this Section 1.

          (c) If the Company includes in any registration required under this
Section 1 a number of shares other than Registrable Securities that exceeds the number of Registrable Securities to be included, then such registration shall be deemed to be a registration under Section 2 instead of this Section 1. In all other cases where the Company includes in such registration any shares other than Registrable Securities, such registration shall remain subject to this
Section 1, provided that in no event shall other shares be included in such
           --------
registration if such inclusion would (i) prevent holders of Registrable Securities from registering all Registrable

Securities requested by them or (ii) adversely affect the offering price of the Registrable Securities in such registration.

     Section 2.  Piggyback Registration Rights.
     ---------   -----------------------------

          (a) Whenever the Company proposes to register any Common Stock for its own or others' account under the Act, other than a registration relating to employee benefit plans or a registration solely relating to shares to be sold under Rule 145 under the Act, the Company shall give each holder of Registrable Securities prompt written notice of its intent to do so. Upon the written request of any such holder given within 20 days after receipt of such notice, the Company will use its best efforts to cause to be included in such registration all of the Registrable Securities which such holder requests.

          (b) If the Company is advised in writing in good faith by any managing underwriter of the securities being offered pursuant to any registration statement under this Section 2 that, because of marketing considerations, the number of shares to be sold by persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the offering, the Company may reduce the number of shares offered for the accounts of such persons to a number deemed satisfactory by such managing underwriter. Such reduction shall be applied first to shares other than Registrable Securities. Such reduction shall next be applied pro rata among the Snukal Registrable Securities and Scott Registrable Securities based upon the number of shares requested by each such holder to be included in the registration. If this reduction is insufficient, any remaining reduction shall be applied pro rata among the holders of the Investor Registrable Securities based upon the number of shares requested by each such holder to be included in the registration.

     Section 3.  Form S-3 Registration Rights.  If, at a time when Form S-3 is
     ---------   ----------------------------
available for such registration, the Company shall receive from any holder of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 of any of such holder's Registrable Securities, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities and, as soon as practicable, effect such registration and all related qualifications and compliances as may be requested and as would permit or facilitate the sale and distribution of all Registrable Securities as are specified in such request and any written requests of other holders given within 20 days after receipt of such notice. The Company shall have no obligation to effect a registration under this Section 3 (a) unless the aggregate offering price of the Registrable Securities requested to be sold pursuant to such registration is expected to be equal to or greater than $3,000,000 and (b) more often than once in any six-month period. Any registration under this Section 3 will not be counted as a registration under
Section 1 above.

     Section 4.  Definitions.
     ---------   -----------

          (a)  As used herein, "Investor Registrable Securities" means all
                                -------------------------------
shares of Common Stock of the Company held by Heritage and HFV Holdings, LLC, Nassau Capital Partners II L.P., NAS Partners I LLC, Paribas North America, Inc., Phoenix Home Life Mutual Insurance Company, PMI Mezzanine Fund, L.P., GS Private Equity Partners, L.P., GS Private Equity Partners Offshore, L.P. and Sutro Investment Partners V, LLC, or in the name of their nominees, at any time, including without limitation any other shares of Common Stock of the Company acquired (or which may be acquired upon the exercise or conversion of securities for or into shares of Common Stock) prior to the IPO by Heritage and HFV Holdings, LLC, Nassau Capital Partners II L.P., NAS Partners I LLC, Paribas North America, Inc., Phoenix Home Life Mutual Insurance Company, PMI Mezzanine Fund, L.P., GS Private Equity Partners, L.P., GS Private Equity Partners Offshore, L.P. and Sutro Investment Partners V, LLC, or in the name of their nominees, pursuant to any preemptive right, right of first refusal or otherwise, and any other shares of Common Stock of the Company issued in respect of any of such securities (as a result of stock splits, stock dividends, reclassifications, recapitalizations or other events); provided, however, that
                                                       --------  -------
such securities shall cease to be Investor Registrable Securities upon (i) any sale pursuant to a registration statement under the Act or (ii) any sale pursuant to Rule 144 under the Act.

          (b)  As used herein, "Snukal Registrable Securities" means all shares
                                -----------------------------
of Common Stock of the Company held by the Snukals at any time, including without limitation any other shares of Common Stock of the Company acquired (or which may be acquired upon the exercise or conversion of securities for or into shares of Common Stock) by the Snukals prior to the IPO pursuant to any preemptive right, right of first refusal or otherwise, and any other shares of Common Stock of the Company issued in respect of any of such securities (as a result of stock splits, stock dividends, reclassifications, recapitalizations or other events); provided, however, that such securities shall cease to be Snukal
               --------  -------
Registrable Securities upon (i) any sale pursuant to a registration statement under the Act or (ii) any sale pursuant to Rule 144 under the Act.

          (c)  As used herein, "Scott Registrable Securities" means all shares
                                ----------------------------
of Common Stock of the Company held by Scott at any time, including without limitation any other shares of Common Stock of the Company acquired (or which may be acquired upon the exercise or conversion of securities for or into shares of Common Stock) by Scott prior to the IPO pursuant to any preemptive right, right of first refusal or otherwise, and any other shares of Common Stock of the Company issued in respect of any of such securities (as a result of stock splits, stock dividends, reclassifications, recapitalizations or other events); provided, however, that
                                                       --------  -------
such securities shall cease to be Scott Registrable Securities upon (i) any sale pursuant to a registration statement under the Act or (ii) any sale pursuant to Rule 144 under the Act. Although the Company shall only be obligated to register shares of Common Stock, the Company shall use all reasonable efforts to cause the underwriters in any offering to purchase any warrants from the holders of Registrable Securities, in lieu of requiring such holders to exercise such warrants and sell the underlying shares of Common Stock.

          (d)  As used herein, "Registrable Securities" means the Investor
                                ----------------------
Registrable Securities, the Snukal Registrable Securities and the Scott Registrable Securities.

          (e) As used herein, "Common Stock" means the class of common stock
                               ------------
into which shares of the Company's Common Stock are exchanged or converted pursuant to Article VI of the Stockholders Agreement dated as of March 27, 1998 by and among the parties hereto (as amended from time to time, the "Stockholders
                                                                    ------------
Agreement"), and any replacement class(es) of common stock of the Company into
---------
which such Common Stock is exchanged or converted.

          (f) Whenever reference is made in this Agreement to the request or consent of holders of a certain percentage of the Investor Registrable Securities, Snukal Registrable Securities, Scott Registrable Securities or Registrable Securities, (i) the determination of such percentage shall include shares of Common Stock issuable upon conversion of any convertible securities or exercise of any options, warrants or other rights that are held by persons or entities who are holders of Investor Registrable Securities, Snukal Registrable Securities, Scott Registrable Securities or Registrable Securities, as the case may be, or who would be holders of Investor Registrable Securities, Snukal Registrable Securities, Scott Registrable Securities or Registrable Securities, as the case may be, upon the conversion or exercise of such convertible securities, options, warrants or other rights, (ii) Heritage shall be deemed to hold a majority of the Investor Registrable Securities as long as Heritage holds more Investor Registrable Securities than any other holder of Investor Registrable Securities, and (iii) at any time after the seventh (7th) anniversary of the date hereof, if the Company has not previously completed an IPO, notwithstanding the provisions of clause (ii) above, the holders of a majority of those Investor Registrable Securities other than the Investor Registrable Securities held by Heritage shall be entitled to act on behalf of the holders of Investor Registrable Securities pursuant to Section 1 without reference to the shares of Investor Registrable Securities held by Heritage.

     Section 5.  Selection of Underwriter.  The underwriter of any offering
     ---------   ------------------------
under Section 1 shall be selected by holders of a majority of the Registrable Securities initiating such registration, provided that such underwriter shall be
                                         --------
reasonably acceptable to the Company. The underwriter of any offering requested under Section 2 shall be selected by the Company.

     Section 6.  Registration Procedures.  If and whenever the Company is
     ---------   -----------------------
required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Act, the Company shall:

          (a) as expeditiously as possible (and, in the case of a registration under Section 1, within 60 days of any request thereunder) file with the Securities and Exchange Commission (the "Commission") a registration statement,
                                         ----------
in form and substance required by the Act, with respect to such Registrable Securities and use its best efforts to cause that registration statement to become effective;

          (b) as expeditiously as possible, prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until completion of the distribution of all securities described therein and, in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or 120 days after the effective date thereof;

          (c) as expeditiously as possible, furnish to each holder that requested that Registrable Securities be included in such registration, such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder;

          (d) as expeditiously as possible, use its best efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or Blue Sky laws of such states as the holders thereof shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the holders thereof to consummate the public sale or other disposition in such states of the Registrable

Securities owned by the holders; provided, however, that the Company shall not
                                 --------  -------
be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

          (e) in connection with each registration pursuant to Sections 1, 2 and 3 above covering an underwritten public offering, the Company and each participating holder agrees to enter into a written agreement with the managing underwriter in such form and containing such provisions (including, if the underwriter so requests, customary contribution provisions on the part of the Company) as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, provided that the holders shall not be obligated to enter into any such
         --------
underwriting agreement if the indemnification or contribution provisions thereof are more burdensome on such holder than those contained herein or if any standback requirement therein is for a period that exceeds the period required by this Agreement;

          (f) at the request of any participating holder, the Company will furnish to each underwriter, if any, and the participating holders, a legal opinion of its counsel and a letter from its independent certified public accountants, each in customary form and substance, at such time or times as such documents are customarily provided in the type of offering involved;

          (g) whenever the Company is registering any Common Stock under the Act and a holder of Registrable Securities is selling securities under such registration or determines that it may be a controlling person under the Act, the Company will keep such holder advised in writing of the initiation, progress and completion of such registration, will allow such holder and such holders's counsel to participate in the preparation of the registration statement and to have access to all relevant corporate records, documents and information, will include in the registration statement such information as such holder may reasonably request and will take all such other action as such holder may reasonably request;

          (h) whenever the Company is registering any Common Stock under the Act and a holder of Registrable Securities is selling securities under such registration, and the Company obtains knowledge that the registration statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading, the Company will promptly notify each such holder of such statement or omission;

          (i) each holder of Registrable Securities included in a registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with the registration, qualification or compliance referred to in this Agreement;

          (j) as of the effective date of any registration statement relating thereto, cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, and, if not so listed, to be listed on the New York Stock Exchange or the NASDAQ Stock Market National Market System; and

          (k) as of the effective date of any registration statement relating thereto, provide a transfer agent and registrar for all such Registrable Securities.

       Section 7.  Expenses.  The Company will pay all expenses incurred by the
       ---------   --------
Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, transfer taxes, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the holders of a majority of the Registrable Securities to be included in such registration to represent them, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions relating to the sale of the Registrable Securities.

     Section 8.  Notification.  The Company shall promptly notify each holder of
     ---------   ------------
Registrable Securities covered by any registration statement of any event which results in the prospectus included in such registration statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     Section 9.  Indemnification and Contribution.
     ---------   --------------------------------

          (a) Indemnification by the Company.  The Company shall indemnify and
              ------------------------------
hold harmless each holder of Registrable Securities included in any registration, its officers, directors and partners, each underwriter of the Registrable Securities being sold by such holder, and each controlling person of any of the foregoing, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering, circular, or other document relating to such Registrable Securities (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any applicable state securities laws, or any rule or
 ------------
regulation promulgated thereunder, applicable to the Company and relating to action or inaction required of the Company in connection with any registration, qualification or compliance contemplated by this Agreement, and will reimburse each such holder, each of its officers, directors and partners, and each such underwriter and controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability; provided, however, that the Company will not be liable in any such case to the
--------  -------
extent that any such claim, loss, damage or liability (i) arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to the Company by such holder or underwriter and stated to be specifically for use therein, or (ii) results solely from the failure of such holder to deliver a copy of the registration statement, prospectus, offering circular or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies thereof.

          (b) Indemnification by the Holders of Registrable Securities.  Each
              --------------------------------------------------------
participating holder of Registrable Securities shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each underwriter of the Registrable Securities, each other participating holder of Registrable Securities, its officers, directors and partners, and each controlling person of any of the foregoing, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document relating to the Registrable Securities (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or by the failure of such holder to deliver a copy of the registration statement, prospectus, offering circular, or any amendments or supplements thereto after the Company has furnished the holder with a sufficient number of copies thereof, and will reimburse the Company and each such director, officer or controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that no holder
                                               --------  -------
of Registrable Securities will be liable in any such case except to the extent that any such claim, loss, damage or liability arises out of any untrue statement or omission based upon and in conformity with written information furnished to the Company by such holder and stated to be specifically for use therein, and provided, further, that no holder of
                                  --------  -------
Registrable Securities will be liable under this Section for losses, costs, damages or expenses exceeding in the aggregate the net proceeds to such holder in such offering.

          (c) Procedures for Indemnification.  Each party entitled to
              ------------------------------
indemnification under Subsection (a) or (b) (the "Indemnified Party") shall give
                                                  -----------------
notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense
--------
of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as
--------  -------
provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay
                      --------  -------
such expense if the Indemnified Party shall believe in good faith that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) Contribution.  If the indemnification provided for in Subsections
              ------------
(a) or (b) is unavailable to any indemnified party thereunder in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to in such Sections, then each person or entity that would have been an indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, or whether such losses, claims, damages or liabilities (or actions in respect thereof) arose out of the action or failure to act of one or more of such parties. Notwithstanding the foregoing, (i) no holder of Registrable Securities will be required to contribute any amount in excess of the net proceeds to such holder of all Registrable Securities sold by such holder pursuant to such registration statement, and (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     Section 10.  Reports Under Exchange Act.  With a view to making available
     ----------   --------------------------
to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to satisfy the requirements of all such rules and regulations (including the requirements for public information, registration under the Exchange Act and timely reporting to the Commission) at the earliest possible date (but in any event not later than 90 days) after the effective date of the registration statement for its first registered public offering. The Company will furnish to each holder of Registrable Securities, whenever requested, a written statement as to its compliance with the reporting requirements of Rule 144, the Act and the Exchange Act, a copy of its most recent annual or quarterly report, and such other reports and information filed by the Company as any holder of Registrable Securities may reasonably request in connection with the sale of Registrable Securities without registration.

     Section 11.  Additional Registration Rights.  If a majority of the
     ----------   ------------------------------
Company's Board of Directors (the "Board") believes in good faith that rights
                                   -----
should be granted to new investors in the Company who are acquiring, in the aggregate, at least 15% of the Company's stock to (a) require the Company to initiate the registration of any securities or (b) require the Company to include in any registration securities owned by such new investors (the "Additional Rights"), the Board may in its discretion grant such Additional
------------------
Rights, subject to such terms and conditions as the Board may determine. The Board may grant such Additional Rights even though such Additional Rights may impair or limit the right of the parties to this Agreement, provided, however,
                                                            --------  -------
that the Board shall not grant any such Additional Rights which impair or limit the rights of any party to this Agreement to a materially greater extent than other parties to this Agreement without the consent of such party.

     Section 12.  Lock-Up Agreement.  Each holder of Registrable Securities, and
     ----------   -----------------
any other holder of Common Stock described in Section 11(b) hereof, agrees that in connection with any public offering of the Company's Common Stock, and upon the request of the managing underwriter in such offering, such holder will not sell, grant any option for the purchase of, or otherwise dispose of any of the Company's securities held by such holder (other than those included in such registration) without the prior written consent of such underwriter, for such period of time as may be requested by such underwriter (not to exceed (a) 180 days after the effective date of such registration, in the case of the initial public offering of the Company's Common Stock or (b) 90 days after the effective date of such registration, in the case of any other registration). The obligation of the holders of Registrable Securities under this Section 12 is conditional upon the agreement of all of the Company's officers and directors and of all persons holding 5% or greater of the Company's capital stock to be bound by the terms of this Section 12.

     Section 13.  Notices.  All notices, demands, requests or other
     ----------   -------
communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, or by United States mail, certified or registered with return receipt requested, or by facsimile, with verification of receipt and written confirmation provided by another means permitted hereunder, or by nationally recognized overnight courier service, to the addresses of the respective parties for notices in accordance with the Stockholders Agreement (or, if the address of a holder of Registrable Securities is not included therein, at the address of such holder on the Company's stock records).

     Section 14.  Successors and Assigns.  This Agreement shall be binding upon
     ----------   ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns, including any subsequent holders of Investor Registrable Securities, Snukal Registrable Securities, Scott Registrable Securities or .

     Section 15.  Survival.  This Agreement, including without limitation the
     ----------   --------
obligation of the parties under Section 9 hereof, shall survive indefinitely.

     Section 16.  Severability and Governing Law.  If any provision of this
     ----------   ------------------------------
Agreement is rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other provision of this Agreement. This Agreement is governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

     Section 17.  Amendments, Etc.  This Agreement may be amended or waived only
     ----------   ---------------
with the written consent of (a) the Company, (b) Heritage, (c) holders of a majority of the Investor Registrable Securities other than Heritage, (d) holders of a majority of the Snukal Registrable Securities, (e) holders of a majority of the Scott Registrable Securities and (f) holders of a majority of other Registrable Securities, except that no consent under clauses (c), (d), (e) or
(f) shall be required (i) for any amendment relating to the grant of Additional Rights or (ii) in the case of each such clause, for any amendment which (A) does not materially and adversely affect the holders of Registrable Securities described therein in a manner which is materially different from the effect on Heritage, or (B) does not eliminate any material right provided for in this Agreement to which the holders of Registrable Securities described therein are entitled or does not create any material additional obligation for such holders. Notwithstanding the foregoing, any waiver, modification or amendment which requires any holder of Registrable Securities to make additional cash contributions to the Company shall require the consent of such holder.

     Section 18.  Counterparts.  This Agreement may be executed in one or more
     ----------   ------------
counterparts, and with counterpart signature pages, each of which shall be an original, but all of which together shall constitute one in the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as a sealed instrument as of the date first above written.


FOUNTAIN VIEW, INC.



By: /s/ Robert Snukal               /s/ Robert Snukal
   ----------------------------     -------------------------------
    Robert Snukal, President        Robert Snukal



/s/ William Scott                   /s/ Sheila Snukal
-------------------------------     -------------------------------
William Scott                       Sheila Snukal


HERITAGE INVESTORS II, L.L.C.       HERITAGE FUND II, L.P.
By Heritage Partners Management     By HF Partners II, L.L.C.,
   Company Inc., its manager              its general partner


By: [SIGNATURE ILLEGIBLE] ^^        By: [SIGNATURE ILLEGIBLE] ^^
   ----------------------------        ----------------------------
                      (title)                               (title)


/s/ Keith Abrahams                  /s/ Stacy Abrahams
-------------------------------     -------------------------------
Keith Abrahams                      Stacy Abrahams


/s/ Joshua Snukal                   HERITAGE FUND II
-------------------------------
Joshua Snukal                       INVESTMENT CORPORATION


                                    By: [SIGNATURE ILLEGIBLE] ^^
                                       ----------------------------
                                                        (title)

SUTRO INVESTMENT                    HFV HOLDINGS, LLC
PARTNERS V, LLC
By Sutro Group Inc.,                By _______________________,
  ----------------------
   its general partner                    its Manager


By: [SIGNATURE ILLEGIBLE] ^^        By: /s/ Andrew H. McQuarrie
   ----------------------------       -----------------------------
   President         (title)          Andrew H. McQuarrie (title)
                                      Vice President

NASSAU CAPITAL PARTNERS II L.P.          PARIBAS NORTH AMERICA, INC.
By Nassau Capital L.L.C.
  ----------------------,
   its general partner


By: /s/ John G. Quigley                  By: /s/ John G. Martinez
   ----------------------------             ---------------------------
                     (title)                John G. Martinez   (title)
                                            Financial Countroller


PHOENIX HOME LIFE                        PMI MEZZANINE FUND, L.P.
MUTUAL INSURANCE COMPANY                 By _____________________,
                                            its general partner


By: /s/ John H. Beer                     By: /s/ Schuyler G. Lance
   ----------------------------             --------------------------
                     (title)                Schuyler G. Lance  (title)
                                            Principal


GS PRIVATE EQUITY                        GS PRIVATE EQUITY
PARTNERS, L.P.                           PARTNERS OFFSHORE, L.P.
By GS Private Equity Management, LLC     By GS Private Equity Management
  ----------------------------------       -----------------------------
                                             Offshore, Inc.
                                             --------------
   its general partner                         its general partner


By: /s/ Donald Opatriny                  By: /s/ Donald Opatriny
   ----------------------------             ----------------------------
    Director         (title)                  Director    (title)


NAS PARTNERS I LLC
By /s/ John G. Quigley
  ----------------------,
   its Manager


By: [SIGNATURE ILLEGIBLE] ^^
   ----------------------------
                     (title)